UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 22, 2024

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant (“KonaTel”), and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”); and Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”). Our 51% owned subsidiary, IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile,” is referenced herein as “IM Telecom” or “Infiniti Mobile.”

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On January 22, 2024 (the “Effective Date”), KonaTel and IM Telecom entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Excess Telecom, Inc., a Nevada corporation (“Excess Telecom”). Pursuant to the Purchase Agreement, KonaTel agreed to sell a membership interest in IM Telecom (the “Membership Interest”) to Excess Telecom; initially 49% (the “Initial Closing”), with the remaining 51% (the “Final Closing”) subject to final change of control approval by the United States Federal Communications Commission (the “FCC”). The Purchase Agreement required that $1,000,000 of the sale proceeds paid to KonaTel at the “Initial Closing Date” be held by Excess Telecom and retained pending resolution of certain liabilities of IM Telecom and the performance of certain obligations of KonaTel following the Initial Closing Date (the “Holdback Provisions”). These liabilities and obligations generally included the resolution of non-material potential infractions of which IM Telecom had been notified of by the FCC, the assignment of real estate leases from IM Telecom to KonaTel and any present or future employment or tax matters that arose prior to or after the Initial Closing Date. The Holdback Provisions included a process for the parties to agree upon a closing settlement statement to address any charges, fees, taxes or penalties that may arise within 180 days of the Initial Closing Date and upon final settlement by the parties, any remaining funds held under the Holdback Provision would be paid to KonaTel. As IM Telecom has not had any material issues related to these matters, a partial release of $150,000 of the $1,000,000 holdback is being released to IM Telecom. As part of an ongoing cadence, the parties have agreed to a review each quarter for additional holdback releases.

The ACP Connectivity Program of the FCC terminated on June 1, 2024, and was not renewed by the United States Congress prior to December 31, 2024.

Additional agreements were also executed by the parties at the Initial Closing Date of the Purchase Agreement, including a Management Service Agreement, a Master Distribution Agreement and an Amended and Restated Operating Agreement (collectively, the “Transaction Documents”). Certain of these Transaction Documents have been amended or

2

restated by signature dated March 4, 2025, but effective and of the date or dates set forth at the beginning of each of the referenced Transaction Documents and copies of which accompany this Current Report in Section 9 – Financial Statements and Exhibits, Item 9.01 Financial Statements and Exhibits, and are incorporated herein.

For additional information on the initial Transaction Documents, see our 8-K Current Report of dated January 22, 2024, and filed with the SEC on January 30, 2024, which is attached hereto in Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01 Financial Statements and Exhibits, and which is incorporated herein.

IM Telecom and Excess Telecom have been working together to establish best practices in compliance and building an expanded Eligible Telecommunications Carrier (“ETC”) footprint in the United States. In addition to our approved Federal Compliance Plan, IM Telecom has increased its state-authorized ETC approvals and is now approved in 40 states. Although these state approvals are complete, IM Telecom is currently awaiting FCC delivery of several Original Equipment Codes (“SACs”) to begin operating in the additional states.

Amended or Restated Transaction Documents

Amended and Restated Management Services Agreement

The primary purpose for amending the original Management Services Agreement (the “MSA”) is to further specify items that concur with the intent to operate IM Telecom in compliance with FCC regulations and to ensure continuity of our working relationship with Excess Telecom during the process of FCC approval.

IM Telecom and Excess Telecom have been working collaboratively while awaiting FCC change of control approval. We remain committed to compliance in all areas of our business. The Amended and Restated Management Services Agreement has been updated to include several items. These items include specific termination language, cure period language and the establishment of a sunset term in the event of an MSA termination. Schedule A was added to specify compensation for services rendered under the original MSA.

As written in Section 2(vii), the Company shall have final authority and responsibility on all regulatory, legality and compliance issues, including initial enrollment standards, customer transfers and submission of claims for federal or state reimbursements from USAC or any other governmental body or the administrator for such governmental bodies; provided, that all such activities shall be undertaken in a commercially prudent manner and the Manager shall not take any actions that would cause the Compliance Plan, ETC Designations or ACP approval to be terminated, suspended or otherwise lapse. “USAC” stands for the Universal Service Administration Company, which is a not-for profit corporation that manages the FCC’s Universal Service Fund (respectively, “USAC” and “USF”).

Excess Telecom Master Distribution Agreement

Dated as of February 8, 2024, the parties formalized their working relationship by adding a Master Distribution Agreement, wherein Excess Telecom has been and continues to be a master distributor of IM Telecom until final change of control approval from the FCC and the final closing of the Transaction Documents is completed. The original Purchase Agreement predetermines a Master Distribution Agreement (“MDA”) whereby KonaTel, DBA Infiniti Mobile, becomes the non-exclusive master distributor under IM Telecom upon FCC final change of control approval and the final closing of the Purchase Agreement. Each MDA identifies the duties for each party under the MDA to act in a legal, professional and ethical manner and in compliance with all applicable laws, rules, regulations and orders.

Second Amended and Restated Operating Agreement of IM Telecom

Only minor and non-material modifications were made to the existing IM Telecom Amended and Restated Operating Agreement to align with our ongoing business practices used since the inception of the execution of the Transaction Documents.

3

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.2	Amended and Restated Management Services Agreement
10.3	Master Distribution Agreement
10.4	Second Amended and Restated Operating Agreement of IM Telecom

8-K Current Report of the Company dated January 22, 2024, and filed with the SEC on January 30, 2024, regarding the Transaction Documents between the Company and Excess.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: March 10, 2025	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman and Chief Executive Officer

4